UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On November 3, 2010, the Company issued the attached press release announcing that its French subsidiary, CXR Anderson Jacobson (“CXR AJ”), had entered into a receivables financing arrangement with Factocic SA, a subsidiary of CIC Group.  The arrangement provides funding to CXR AJ on receivables up to 1.35 million Euros ($1.8 million) to help fund CXR AJ’s expansion and growth.  The arrangement did not require a guaranty by the Company nor does it represent a material direct financial obligation of the Company.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1*	Press Release issued by the Company, dated November 3, 2010.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2010		EMRISE CORPORATION

	By:	/s/ Brandi L. Festa
Brandi L. Festa
Director of Finance and Administration, Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release issued by the Company, dated November 3, 2010.

*Filed herewith.